Exhibit 99.1

Alexander & Baldwin, Inc.’s Real Estate Supplement Update

Second Quarter 2015

(Unaudited)

About This Supplement Update

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.

This Second Quarter 2015 Supplement updates Tables 7-15 of the Company’s 2014 Real Estate Supplement.

The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s 2014 Real Estate Supplement, 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update.

Feedback and suggestions regarding the contents of this Supplement Update are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement Update

Index to Real Estate Supplement Update

(Unaudited)

Second Quarter 2015

Forward-Looking Statements	2
Basis of Presentation	2
Real Estate Leasing Segment – Asset Descriptions and Statistics	3
Property Detail – Hawaii (Table 7)	3
Property Detail – Mainland (Table 8)	5
Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9)	6
Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10)	6
Occupancy Trend Analysis– Last Five Quarters (Table 11)	6
Real Estate Leasing Net Operating Income (NOI) (Table 12)	7
Real Estate Leasing Same Store NOI (Table 13)	7
Statement on Management’s Use of Non-GAAP Financial Measures	8
Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Table 14)	8
Portfolio Acquisitions and Dispositions	9
2015 and 2014 Improved Property Portfolio Acquisitions/Dispositions (Table 15)	9

1

Forward-Looking Statements

Statements in this Supplement Update that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement Update should be read in conjunction with pages 17-30 of Alexander & Baldwin, Inc.’s 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update, which identify important factors that could affect the forward-looking statements in this Supplement Update. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s 2014 Real Estate Supplement, 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update.

2

Real Estate Leasing Segment – Asset Descriptions and Statistics

Table 7

Property Detail - Hawaii

Property	Number of properties at 06/30/15	Island	Gross leasable area at 06/30/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	2Q2015 NOI[2] ($ in 000s)	2Q2015 % NOI to total Hawaii portfolio
Retail:
Pearl Highlands Center	1	Oahu	415,400	97	$92,706	$2,356	13.8
Kailua Retail[3]	16	Oahu	414,300	94	11,087	2,903	17.0
Waianae Mall	1	Oahu	170,300	87	-	655	3.8
Kaneohe Bay Shopping Center[4]	1	Oahu	125,100	99	-	550	3.2
Waipio Shopping Center	1	Oahu	113,800	94	-	763	4.5
Lanihau Marketplace	1	Hawaii	88,300	99	-	488	2.8
The Shops at Kukui'ula	1	Kauai	78,900	93	38,763	482	2.8
Kunia Shopping Center	1	Oahu	60,400	92	-	547	3.2
Lahaina Square	1	Maui	50,200	79	-	173	1.0
Kahului Shopping Center	1	Maui	49,700	99	-	132	0.8
Napili Plaza	1	Maui	45,700	88	-	330	1.9
Gateway at Mililani Mauka	1	Oahu	34,900	84	-	308	1.8
Port Allen Marina Center	1	Kauai	23,600	79	-	97	0.6
Subtotal – Retail	28		1,670,600	94	$142,556	$9,784	57.2

Industrial:
Komohana Industrial Park[5]	1	Oahu	238,300	100	$-	$1,029	6.0
Kakaako Commerce Center	1	Oahu	204,400	88	-	554	3.2
Waipio Industrial	1	Oahu	158,400	98	-	560	3.3
P&L Building	1	Maui	104,100	90	-	287	1.7
Kailua Industrial/Other	6	Oahu	68,800	96	-	138	0.8
Port Allen	3	Kauai	63,800	84	-	135	0.8
Subtotal – Industrial	13		837,800	94	$-	$2,703	15.8

Office:
Kahului Office Building	1	Maui	59,600	82	$-	$362	2.1
Kahului Office Center	1	Maui	33,400	91	-	215	1.2
Stangenwald Building	1	Oahu	27,100	84	-	74	0.4
Judd Building	1	Oahu	20,200	71	-	36	0.2
Gateway at Mililani Mauka South	1	Oahu	18,700	100	-	200	1.2
Maui Clinic Building	1	Maui	16,600	53	-	46	0.3
Lono Center	1	Maui	13,700	92	-	85	0.5
Subtotal – Office	7		189,300	83	$-	$1,018	5.9

Table 7 continued on the next page

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Table 7

Property Detail - Hawaii (Continued from previous page)

Property	Number of properties at 06/30/15		Island	Gross leasable area at 06/30/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	2Q2015 NOI[2] ($ in 000s)	2Q2015 % NOI to total Hawaii portfolio
Ground Leases
Kailua[3]	20 acres		Oahu	-		$-	$1,610	9.4
Other Oahu	23 acres		Oahu	-		-	1,202	7.0
Neighbor Island	2,808 acres	[6]	Kauai, Maui, Hawaii	-		-	795	4.6
Subtotal - Ground Leases	2,851 acres			-		$-	$3,607	21.1
Total Hawaii	48			2,697,700	93	$142,556	$17,112	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.
[3]	On May 1, 2015, the Company acquired the ground leasee’s interest in Aikahi Park Shopping Center in Kailua. NOI prior to the close date is included in Kailua Ground Leases and NOI after the close date is included in Kailua Retail.
[4]	Kaneohe Bay Shopping Center is a leasehold property.
[5]	Includes ground leased income.
[6]	Includes 64 of ground leased urban acres.

Note: For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

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Table 8

Property Detail - Mainland

Property	Number of properties at 06/30/15	Location	Gross leasable area at 06/30/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	2Q2015 NOI[2] ($ in 000s)	2Q2015 % NOI to total Mainland portfolio
Retail:
Little Cottonwood Center	1	Sandy, UT	141,500	93	$-	$364	8.5
Royal MacArthur Center	1	Dallas, TX	44,800	96	-	304	7.1
Subtotal – Retail	2		186,300	94	$-	$668	15.6

Industrial:
Midstate Hayes	1	Visalia, CA	790,200	100	$8,256	$728	17.0
Sparks Business Center	1	Sparks, NV	396,100	96	-	427	10.0
Subtotal – Industrial	2		1,186,300	99	$8,256	$1,155	27.0

Office:
1800 and 1820 Preston Park	1	Plano, TX	198,800	92	$-	$473	11.0
Ninigret Office Park	1	Salt Lake City, UT	185,500	100	-	529	12.4
2868 Prospect Park	1	Sacramento, CA	163,300	100	-	545	12.7
Concorde Commerce Center	1	Phoenix, AZ	138,700	92	-	303	7.1
Deer Valley Financial Center	1	Phoenix, AZ	126,600	75	-	116	2.7
Union Bank	1	Everett, WA	84,000	100	-	350	8.2
Gateway Oaks	1	Sacramento, CA	59,700	92	-	141	3.3
Subtotal – Office	7		956,600	92	$-	$2,457	57.4

Total Mainland	11		2,329,200	95	$8,256	$4,280	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

Note: For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

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Table 9

Comparable % Occupancy Data by Geographic Region and Asset Class

	2Q 2015				2Q 2014				Percentage point change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	94	94	83	93	93	98	81	93	1	(4)	2	-
Mainland improved	94	99	92	95	91	97	90	93	3	2	2	2
Total	94	97	91	94	92	98	88	93	2	(1)	3	1

Table 10

Weighted Average Gross Leasable Area by Geographic Region and Asset Class

	2Q 2015 (in sq. ft.)				2Q 2014 (in sq. ft.)				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	1,670,600	837,800	189,300	2,697,700	1,553,400	633,400	189,000	2,375,800	7.5	32.3	0.2	13.5
Mainland improved	186,300	1,186,300	956,600	2,329,200	232,800	1,186,300	1,127,100	2,546,200	(20.0)	-	(15.1)	(8.5)
Total	1,856,900	2,024,100	1,145,900	5,026,900	1,786,200	1,819,700	1,316,100	4,922,000	4.0	11.2	(12.9)	2.1

Table 11

Occupancy Trend Analysis – Last Five Quarters1

	2Q2015			1Q2015			4Q2014			3Q2014			2Q2014
	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased
Retail	30	1,856,900	94	29	1,773,900	94	30	1,786,200	93	30	1,786,200	92	30	1,786,200	92
Industrial	15	2,024,100	97	15	2,024,100	98	15	1,887,900	99	14	1,819,700	99	14	1,819,700	98
Office	14	1,145,900	91	15	1,317,800	88	15	1,316,100	88	15	1,316,100	88	15	1,316,100	88
Total	59	5,026,900	94	59	5,115,800	94	60	4,990,200	94	59	4,922,000	94	59	4,922,000	93

[1]	Number of properties is as of quarter end.

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

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Table 12

Real Estate Leasing Net Operating Income (NOI)

(in millions)

	2Q 2015				2Q 2014				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$9.7	$2.7	$1.0	$13.4	$8.8	$2.1	$0.9	$11.8	10.2	28.6	11.1	13.6
Hawaii unimproved	-	-	-	3.6	-	-	-	3.1	-	-	-	16.1
Total Hawaii	$9.7	$2.7	$1.0	$17.0	$8.8	$2.1	$0.9	$14.9	10.2	28.6	11.1	14.1
Mainland improved	0.7	1.2	2.5	4.4	0.7	1.2	2.8	4.7	-	-	(10.7)	(6.4)
Total	$10.4	$3.9	$3.5	$21.4	$9.5	$3.3	$3.7	$19.6	9.5	18.2	(5.4)	9.2

Table 13

Real Estate Leasing Same Store NOI1

(in millions)

Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$9.5	$2.1	$1.0	$12.6	$8.6	$2.1	$0.9	$11.6	10.5	-	11.1	8.6
Hawaii unimproved	-	-	-	3.6	-	-	-	3.1	-	-	-	16.1
Total Hawaii	$9.5	$2.1	$1.0	$16.2	$8.6	$2.1	$0.9	$14.7	10.5	-	11.1	10.2
Mainland improved	0.7	1.2	2.4	4.3	0.6	1.1	2.6	4.3	16.7	9.1	(7.7)	-
Total	$10.2	$3.3	$3.4	$20.5	$9.2	$3.2	$3.5	$19.0	10.9	3.1	(2.9)	7.9

[1]	Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.

Note: See page 8 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing same store NOI.

7

Statement on Management’s Use of Non-GAAP Financial Measures

Net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to NOI. A reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment NOI and same store NOI is as follows:

Table 14

Reconciliation of Real Estate Operating Profit to NOI and Same Store NOI (Non-GAAP)

(in millions)

	2Q 2015	2Q 2014
Real Estate Leasing segment operating profit before discontinued operations	$13.9	$12.0
Less amounts reported in discontinued operations	-	-
Real Estate Leasing segment operating profit after subtracting discontinued operations	$13.9	$12.0
Adjustments:
Depreciation and amortization	$7.2	$7.1
Straight-line lease adjustments	(0.7)	(0.6)
General and administrative expenses	0.7	1.1
Other	0.3	-
Real Estate Leasing segment NOI	$21.4	$19.6
Acquisitions/ disposition and other adjustments	(0.9)	(0.6)
Real Estate Leasing segment same store NOI[1]	$20.5	$19.0

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

8

Portfolio Acquisitions and Dispositions

Table 15

2015 Property Portfolio Acquisitions/Dispositions

Property acquired in 2015	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Aikahi Park Shopping Center - Improved Property	5/15	$2	98,011	86

Property disposed in 2015	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
San Pedro Plaza	5/15	$17	171,900	69
Wilshire Shopping Center	3/15	$4	46,500	72
Total		$21	$218,400

2014 Property Portfolio Acquisitions/Dispositions

Property acquired in 2014	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Kakaako Commerce Center	12/14	$39	204,400	90

Property disposed in 2014	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Maui Mall	1/14	$64	185,700	97

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